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                                                              Exhibit 10.10

                    COPYRIGHT AND ROYALTY SECURITY AGREEMENT
                    ----------------------------------------


         THIS COPYRIGHT AND ROYALTY SECURITY AGREEMENT ("Agreement"), dated as of the 27th day of June, 2002, by and between SNIPES PRODUCTION, LLC, a Pennsylvania limited liability company ("Debtor") and INTERNATIONAL TRAVEL CD`S, INC., a Colorado corporation ("Secured Party");

                              W I T N E S S E T H:

         WHEREAS, Secured Party is willing to make a loan to Debtor in a principal amount not to exceed FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) (the "Loan"), evidenced by a Secured Promissory Note of even date herewith, in the original principal amount of $400,000, made and executed by Debtor, payable to the order of Secured Party (the "Note"), and

         WHEREAS, Secured party requires as a condition of making the Loan that Debtor secure the payment and performance of all of its obligations to Secured Party by means of the security interest herein granted;

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Grant of Security Interest.  As collateral  security for the payment
            ---------------------------
in full of the Obligations (as hereafter defined), Debtor hereby assigns, transfers and sets over to Secured Party, and grants to Secured Party a second priority security interest in the following (collectively the "Collateral"):

                  (a) All of Debtor`s right, title and interest in and to the feature motion picture "Snipes" (the "Movie"), all copies thereof in whatever medium, and all published and copyrighted material related thereto now or hereafter owned by Debtor or in which Debtor now or hereafter has an interest, including but not limited to those set forth in attached Exhibit A, which is herein incorporated by this reference thereto, all versions thereof and all works derived therefrom, whether now owned or hereafter created or acquired by Debtor, and all rights of every kind and nature in the foregoing, including, without limitation, the worldwide and United States copyrights or similar rights therein, all renewals and extensions of said copyrights throughout the world to the extent of Debtor`s rights therein, all distribution rights on or through any medium, all merchandising rights, all publication rights, all syndication rights, all mechanical royalties, all print royalties, all licensing royalties, all videocassette royalties, all digital video disc (DVD) royalties, all Internet royalties and all other royalty interests of Debtor therein and all other rights of every nature and description now or hereafter inuring to or vested in the copyright proprietor of said Publications by virtue of the Copyright Law of the United States, being Title 17 of the United States Code, by virtue of any and all international agreements or conventions to which the United States is now or may hereafter be a signatory, or otherwise, together with all accounts receivable, contract rights, chattel paper and general intangibles in respect of the foregoing and any and all proceeds of all of the foregoing; and in all documents, books and records of all kinds evidencing or

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related to the foregoing.

                  (b) All of Debtor`s right, title and interest in and to all monies and claims for monies due or to become due to Debtor as royalties or otherwise from the exploitation of the Movie and the copyrights described in subparagraph (a) above which might arise or otherwise become payable to Debtor under agreements heretofore or hereafter entered into by Debtor with any other person(s), company or companies, their successors and assigns (which entities will be collectively referred to as the "Royalty Payors"). All agreements heretofore or hereafter existing between Debtor and Royalty Payors are hereby assigned to Secured Party; provided, however, that this assignment is for security only, and Secured Party shall have no obligation to perform the duties and obligations of Debtor and shall not be liable to any person or entity under any of said agreements. All contract rights, accounts receivable, chattel paper, and general tangibles of Debtor, and the proceeds thereof, as the same relate to, create, evidence, or derive from such monies, claims, or agreements. It is expressly understood and agreed by the parties hereto that the security interest and assignment created and evidenced hereby is not limited to royalties earned by the Debtor in connection with agreements with Royalty Payors heretofore entered into by the Debtor, but that it extends to any similar agreements entered into or to be entered into by the Debtor with any such entities until the Obligations secured hereby are paid in full.

                  (c) All of the Debtor`s right, title and interest in the Movie and the copyrights described in subparagraph (a) and any and all other tangible and intangible personal property, or interests therein, of the Debtor, whether now owned or hereafter acquired, relating to the Movie and the copyrights described in subparagraph (a) above, and whether constituting inventory, equipment, general intangibles, or otherwise (all of the foregoing, including both the tangible and intangible components thereof, herein referred to as the "Related Collateral") and all contracts, agreements and licenses for the use or ownership of the Related Collateral by the Debtor and all of Debtor`s copyrights or interests therein with respect thereto.

         2.  Obligations  Secured.  The  assignment  herein  made  and  security
             ---------------------
interest hereby granted secures:

                  (a) the full and timely payment of the indebtedness evidenced by the Note, and any amendments, extensions, modifications and/or renewals thereof and any notes given in payment thereof;

                  (b) the full and prompt performance of all of the obligations of Debtor to Secured Party under and by virtue of the Note and any other documents executed in connection herewith; and

                  (c) the full and prompt payment of all court costs, expenses and costs of whatever kind incident to the collection of the indebtedness evidenced by the Note, the enforcement or protection of the security interests securing the Note, or the exercise by Secured Party of any rights or remedies of Lender (as defined in the Note) with respect to the indebtedness evidenced by the Note, including without limitation attorney`s fees incurred by Secured Party, all of which Debtor has agreed to pay to Secured Party upon demand. All of the foregoing indebtedness and other obligations are herein collectively

                                       2
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referred to as the "Obligations".

         3. Financing Statements. Debtor hereby authorizes Secured Party to file
            --------------------
any Financing Statements under the Uniform Commercial Code against Debtor describing the collateral to perfect and maintain perfection of Secured Party`s security interest granted hereby.

         4.  Duration  of  Security  Interest.  The  assignment  herein made and
             ---------------------------------
security interest herein granted are absolute and unconditional, and shall remain in full force and effect until payment in full of all outstanding indebtedness of Debtor to Secured Party, including without limitation the indebtedness evidenced by the Note.

         5.  Representations and Warranties of Debtor.  Debtor hereby represents
             -----------------------------------------
and warrants to Secured Party as follows:

                  (a) Except for the security interest of Secured Party granted hereby, the security interest granted to the Screen Actors Guild, Inc. pursuant to that certain Security Agreement dated as of September 7, 2000, (the "SAG Interest") and except as provided in Paragraph 6 hereof, Debtor is, and as to Collateral acquired after the date hereof, shall and will be, the owner of all Collateral, free from any lien, security interest, encumbrance, claim or other right, title or interest of any other person, firm or entity, and Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party.

                  (b) Except for any documents reflecting the perfection or recording of the SAG Interest, there is no financing statement, conditional assignment, chattel mortgage or similar document now on file in any public office covering the Collateral (including without limitation the office of the Register of Copyrights for the United States or similar office of any other county or other political unit); and so long as any portion of any indebtedness or other liabilities of Debtor to Secured Party remains unpaid, Debtor will not execute nor permit to be filed in any public office any such documents except for the recording of this agreement with the U.S. Register of Copyrights and the financing statement(s) filed or to be filed in connection with the perfection of the security interest herein granted and any security interest hereafter created pursuant to the provisions of subparagraph 6(c) hereof.

                  (c) All contracts, Certificates of Registration of Claim to Copyright and all other documents relating to Collateral now owned or hereafter acquired by Debtor are now or will immediately hereafter be maintained and kept at Debtor`s principal place of business located at Bryn Mawr, Pennsylvania, and Debtor will promptly notify Secured Party, in writing, of any change in or addition to the location set forth above.

                  (d) Debtor is a Pennsylvania limited liability company and its organizational identification number is 2923573. The address of Debtor`s chief executive office is set forth in Section 10 hereof.


                                       3
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         6. Special Provisions Relating to Collateral.
            ------------------------------------------

                  (a) Debtor has advised Secured Party and Secured Party acknowledges that some of the Collateral is subject to the contractual rights of the authors and creators thereof to receive a portion of the sums derived by Debtor from its exploitation of the Collateral. Debtor agrees to furnish to Secured Party, upon request, copies of all such contracts and agreements.

                  (b) In the event that any of the Collateral is shown on Exhibit A to be owned by Debtor either jointly or as a tenant in common with any other person, firm or entity and/or subject to any agreement granting to any other person or entity and interest in the proceeds of the exploitation thereof, Secured Party acknowledges and agrees that, with respect to such Collateral, it is the intent of the parties hereto that the assignment herein made and security interest hereby granted shall be limited to the interest of Debtor in such Collateral.

                  (c) Debtor agrees to promptly pay or cause to be paid all royalties that may become due during the term of this Agreement, and Debtor agrees to give immediate written notice to Secured Party of any claim of non-payment or other deficiency in such payments or other obligations with respect to the Collateral.

                  (d) Debtor agrees to furnish to Secured Party immediate written notice of any claims by any third party that any work included in the Collateral is an infringement of another work or is lacking in originality or is not the subject of a valid copyright. Debtor hereby indemnifies Secured Party, and its officers, directors, shareholders and agents (collectively the "Indemnified Parties"), and shall defend the Indemnified Parties from and against any claim, demand or loss arising from infringement of another work.

                  (e) Debtor will furnish to Secured Party, upon request, such reports and other information concerning the Collateral as Secured Party may reasonably require to enable Secured Party to determine the status of the Collateral, and shall permit Secured Party to inspect Debtor`s books, records of account and other documents or information in Debtor`s possession pertaining to the Collateral, at any reasonable time. Debtor hereby consents to the release to Secured Party of information from Royalty Payors concerning amounts payable or anticipated to be payable to Debtor or for Debtor`s account and any advancements made or anticipated to be made to Debtor by such Royalty Payors.

         7. Debtor`s Rights to Deal in the Collateral. In the ordinary course of
            ------------------------------------------
business, Debtor may commercially exploit the copyright materials which are subject to the assignment herein made and security interest herein granted, may license or otherwise grant to a third party the right to exercise and exploit the rights vested in Debtor as the owner and copyright proprietor of said materials, and may generally deal with the Collateral in accordance with the ordinary and accepted customs and practices of the film industry; provided, however, Secured Party in its sole discretion may, at any time following an Event of Default, give notice directing any persons owing any royalties or other payments in respect of the Collateral to make the payment and delivery thereof to Secured Party and require the delivery thereof by Debtor to Secured Party of

                                       4
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all such  royalties  and other  payments in the same form as received by Debtor.
With respect to such royalties and other payments, Debtor hereby appoints the officers of Secured Party or any other person whom Secured Party may designate as Debtor`s attorney-in-fact, with full power, upon the occurrence of an Event of Default, to endorse Debtor`s name upon any checks, notes, money orders, drafts or other forms of payment or remittance delivered to Secured Party by Debtor pursuant to the terms hereof or which may otherwise come into Lender`s possession, and this power, being coupled with an interest, is irrevocable so long as any indebtedness or other obligations of Debtors to Secured Party remain unpaid. Any person owing any such royalties or other payments to Debtor shall, upon notice from Secured Party to do so, be fully protected in remitting any amounts due or becoming due with respect to said royalties or other payments to Secured Party, and such person shall not be required to inquire into Secured Party`s right to give such notice or to inquire into the circumstances giving rise to or surrounding the giving of such notice. Any such royalties or other payments so received by Secured Party may be applied to the payment of the Obligations, with the excess above amounts then due and payable to be paid over promptly to Debtor except in the event of default relative to the Obligations, in which case all amounts so received by Secured Party may be applied to payment of the Obligations, whether or not then due and payable.

         8. Covenants of Debtor. Debtor hereby covenants and agrees with Secured
            --------------------
Party as follows:

                  (a) Debtor agrees to pay promptly when due all taxes, assessments and governmental charges, if any, upon or against the Debtor or the property or operations of the Debtor, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings.

                  (b) Debtor agrees not to change its state of formation, type of organization or the location of its chief executive office without providing at least 90 days prior written notice thereof to Secured Party. Debtor agrees to execute and deliver any and all instruments of further assurance and to do all such other and further things as may be necessary or appropriate, in the sole discretion of Secured Party, to protect and enforce the assignment herein made and security interest hereby granted and the priority thereof.

                  (c) In the event that Debtor shall fail to keep the Collateral free from all other security interests, liens or encumbrances other than the SAG Interest, Secured Party may, but shall not be required to, make expenditures for any or all such purposes, including without limitation the payment of any taxes which may become a lien upon the Collateral, and the amount so extended, together with interest thereon at the maximum contract rate of interest from time to time allowed by applicable law, shall become immediately due and payable by Debtor to Secured Party, and payment of all such sums shall be secured hereby. All costs and expenses of Secured Party in taking, holding, collecting or otherwise realizing upon the Collateral upon the occurrence of any Event of Default (as defined in the Note), including court costs and reasonable attorney`s fees and legal expenses, shall likewise constitute additional indebtedness of Debtor to Secured Party, which Debtor promises to pay on demand and which shall be secured hereby.

         9. Default and Remedies.  Debtor shall be in default hereunder upon any
            ---------------------
failure to pay when due all or any part of the Obligations, or upon any failure to observe or perform any of Debtor`s other agreements herein contained and such

                                       5
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failures  are not cured  within  five (5) days,  or upon any Event of Default as defined in the Note, or if any warranty or statement by Debtor herein or furnished in connection herewith is false or misleading, or if any bankruptcy or other insolvency proceeding is instituted by or against Debtor and is not dismissed within sixty (60) days of commencement, or if Debtor makes an assignment for the benefit of creditors, or if Debtor shall suffer any final judgment for the payment of money in excess of Fifty Thousand Dollars ($50,000) and the same shall not be discharged or stayed within a period of thirty (30) days from the date of entry thereof. Upon default, Secured Party may, at its option, declare the entire outstanding principal balance of and accrued interest on all outstanding indebtedness and other liabilities of Debtor to Secured Party, including without limitation the indebtedness evidenced by the Note, to be immediately due and payable, and may proceed to exercise any and all rights, privileges and remedies of Secured Party hereunder, under any of the other documents executed in connection herewith or otherwise at law or in equity. Without limiting the foregoing, Secured Party shall have all of the rights and remedies of a secured party prescribed by the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania, and may require Debtor to assemble the Collateral and all documents and instruments evidencing the rights of Debtor therein, together with all other documents and instruments reasonably necessary, to enable Secured Party or its assignee to collect and realize upon the Collateral, and making same available to Secured Party at a place designated by Secured Party. Any requirement of the Uniform Commercial Code providing for the giving of reasonable notice to Debtor shall be deemed met if such notice is deposited in the United States mail, postage prepaid, addressed to Debtor at the address set forth herein, at least five (5) days prior to the time of deposition or other event giving rise to the required notice. Secured Party may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

         10. Notices.  For the purpose of the giving of any notice,  election or
             --------
demand required or permitted to be made hereunder, the address of Debtor is:

                           Snipes Production, LLC
                           101 Charles Drive
                           2nd Building
                           Bryn Mawr, PA  19010
                           ATTN:  Chris Schwartz
                           Facsimile:  (610) 520-3066

         with copy to:

                           Erskine, Wolfson, Gibbon & Fisher
                           2010 Chancellor Street
                           Philadelphia, PA 19103
                           ATTN:  Daniel J. Gibbon
                           Facsimile:  (215) 563-9332

                                       6
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         and the address of Secured Party is:

                           International Travel CD`s, Inc.
                           The GSB Building
                           One Belmont Avenue
                           Suite 417
                           Bala Cynwyd, PA  19004
                           ATTN:  President
                           Facsimile:  (610) 660-5905

         with copy to:

                           Klehr, Harrison, Harvey, Branzburg & Ellers LLP 260 South Broad Street
                           Philadelphia, PA 19102--5003
                           ATTN:  Craig F. Zappetti, Esq.
                           Facsimile:   (215) 568-6603

         11.  Severability.  If any  provision of this  Agreement  shall for any
              -------------
reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         12.  Miscellaneous.  This  Agreement  and all  rights  and  liabilities
              --------------
hereunder and in and to any and all Collateral shall inure to the benefit of Secured Party and its successors and assigns, and shall be binding upon Debtor and its successors and assigns. This Agreement and all rights and obligations hereunder, including matters of validity, construction and performance shall be governed by the laws of the Commonwealth of Pennsylvania.


                                       7
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         IN WITNESS WHEREOF, Debtor and Secured Party have caused this Agreement to be executed as of the date first above written.


                                       DEBTOR:

                                       SNIPES PRODUCTION, LLC, by its
                                            Managing Member

ATTEST                                      METROPOLITAN RECORDING, INC.

                                            By:
-------------------------------------         --------------------------------
                                              Chris Schwartz, President


                                        SECURED PARTY
                                        -------------

                                        INTERNATIONAL TRAVEL CD`S, INC.
ATTEST

                                        By:
-------------------------------------     ------------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT "A"
                                   -----------


         Debtor owns the U.S. Copyright No. PAu-2-457-921 to the original screenplay written by Richard Murray and Rob Wiser entitled "Snipes" by virtue of a Copyright Assignment from Perimeter Pictures, Inc. dated February 21, 2000 and recorded on February 29, 2000 in volume 3448, p. 906 at the U.S. Copyright Office.

         When production of the film entitled "Snipes" is complete, Debtor intends to register a copyright on the film and any other publications associated with its release and distribution.


                                       9
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COMMONWEALTH OF PENNSYLVANIA  )
                              )
COUNTY OF PHILADELPHIA        )

         Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Chris Schwartz, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the President and sole shareholder of Metropolitan Recording, Inc., the Managing Member of SNIPES PRODUCTION, LLC, the within named bargainor, a limited liability company, and that he as such President of the Managing Member, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability by himself as such president of the Managing Member.

         WITNESS my hand, at office in                       ,  this  _______
                                       ---------------------
 day of  _________________, 2002.

                                  Notary Public

My Commission Expires:

_________________________________


COMMONWEALTH OF PENNSYLVANIA     )
                                 )
COUNTY OF PHILADELPHIA           )

         Personally appeared before me, , a Notary Public, _________________, with whom I am personally acquainted, who acknowledged that __________ executed the within instrument for the purposes therein contained, and who further acknowledged that ________ is the ___________________, of INTERNATIONAL TRAVEL CD`S, INC., a Colorado corporation, and that he as such _____________, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such __________.

         WITNESS my hand, at office, this _______ day of _______________, 2002.


                                              __________________________
                                              Notary Public

My Commission Expires:

_____________________________________


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